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                                                                    EXHIBIT 10.8

                                    TEKELEC

                            SCHEDULE OF DISTRIBUTORS



                 DISTRIBUTOR                                                 TERRITORY
                 Altech Instruments Pty, Ltd.                                South Africa
                 Avantec                                                     Chile
                 Bynet                                                       Israel
                 Communications Instruments, Ltd.                            New Zealand
                 Euro Tech Far East, Ltd.                                    Hong Kong
                 Heli-Ocean Technology                                       Taiwan
                 Industrial Electro-Communications, Inc.                     Philippines
                 Lagercrantz Communication                                   Sweden
                 Oy Alkas AB                                                 Finland, Baltics
                 Sintel                                                      Norway, Denmark
                 Sistronics                                                  Brazil
                 Trend Communications Limited                                United Kingdom
                 Tekelec Espana, SA                                          Spain and Portugal
                 Tekelec Airtronic SPA                                       Italy
                 Tekelec Airtronic B.V.                                      The Netherlands,Luxembourg,Belgium
                 Tekelec Airtronic GMBH                                      Germany
                 Tekelec-Airtronic, S.A.                                     France
                 Galactica Telecom                                           Venezuela
                 Infonet International                                       Singapore
                 KDC Corporation                                             South Korea
                 MEDCOM                                                      Mexico
                 Reycom Electronica SRL                                      Argentina
                 Tekelec Australia                                           Australia